Semiannual Report

Prime Reserve
Fund

November 30, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Prime Reserve Fund

o The six-month period was marked by falling interest rates, international currency crises, and investor preference for high-quality instruments.

o The Prime Reserve Fund posted better performance than its peer group; dividends per share were stable.

o Prime Reserve PLUS, a separate class of shares of Prime Reserve, began operations on November 1, 1998.

o We approximately doubled our positions in floating rate instruments and Eurodollar certificates of deposit.

o If it becomes clear that the economy is slowing, the Fed may lower interest rates further.


Fellow Shareholders

Sparked by Federal Reserve action, interest rates fell sharply during the six-month period ended November 30, 1998. The trend benefited longer maturity issues but crimped yield on short-term securities. The Prime Reserve Fund posted a better return than its competitors and kept dividends stable. Meanwhile, Prime Reserve PLUS began operations on November 1, 1998.


MARKET ENVIRONMENT

After leaving monetary policy unchanged for 17 months, the Fed began to lower the federal funds target rate in late September, with subsequent cuts in October and November. This dramatic easing resulted less from domestic economic weakness than from a spate of international problems. Beginning in August, the markets for emerging debt and equities experienced a meltdown. Russia devalued its currency and defaulted on its debts, throwing the currency markets into turmoil and depressing the U.S. equity market by 15% as measured by the Dow Jones Industrial Average.

Prime Reserve PLUS
--------------------------------------------------------------------------------

Starting November 1, 1998, we created a new class of shares for the Prime Reserve Fund called the Prime Reserve Fund - PLUS Class. The new share class is offered as part of our new Asset Manager Account, which incorporates a number of additional services, such as unlimited checkwriting and a debit card. Both the Prime Reserve Fund and Prime Reserve PLUS are based on the same portfolio, and as such will be reported on together in future annual and semiannual reports. However, performance will differ because the classes of shares have different expense ratios. Prime Reserve PLUS will have no impact on the expenses, share price, or yield of the original Prime Reserve Fund.

With the September rate cut, the Fed sought to improve a liquidity crunch that followed the global currency crisis, and many investors expected it to be the first of several orderly reductions. However, in early October, the collapse of the Long Term Capital Management hedge fund pushed the Fed to lower rates unexpectedly because, as it stated at the time, there was a change in the world's risk profile, and the outlook for the U.S. economy had weakened. Finally, at the Federal Open Market Committee (FOMC) meeting in mid-November, the Fed once again cut the federal funds rate to 4.75% and the discount rate to 4.50%. This additional liquidity seemed to stabilize most markets.

Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

Interest Rate Levels
--------------------------------------------------------------------------------

                          1-Year             90-Day             Federal Funds
                          Treasury Bill      Treasury Bill      Target Rate

11/30/97                  5.50               5.27               5.50
                          5.52               5.40               5.50
                          5.28               5.22               5.50

2/28/98                   5.42               5.16               5.50
                          5.39               5.19               5.50
                          5.45               5.05               5.50

5/31/98                   5.43               5.09               5.50
                          5.38               5.11               5.50
                          5.37               5.07               5.50

8/31/98                   5.10               5.03               5.50
                          4.41               4.38               5.25
                          4.10               4.21               5.00

11/30/98                  4.59               4.58               4.75


There was a pronounced flight to high-quality assets during the height of the crisis, with investors abandoning lower-quality corporate or foreign bonds in favor of Treasuries and short-term instruments. In October, for example, the yield on 90-day certificates of deposit issued by domestic or foreign banks was 85 basis points higher than the yield on 90-day U.S. Treasury bills (100 basis points equal one percentage point). This spread was significantly higher than average (it narrowed to 75 basis points by the end of November) and indicated that investor demand for Treasuries significantly outpaced the demand for those corporate issues.

Another important phenomenon of the past six months was the continuing flattening of the short-term yield curve. In June, one-year Treasury bills offered 27 basis points more yield than 90-day Treasury bills. By the end of November, this difference was only one basis point (4.59% vs. 4.58%). This flatness reduced the incentive to purchase longer-term issues as there was little incremental yield to be gained.

PERFORMANCE AND STRATEGY REVIEW

The Prime Reserve Fund ended the six-month period with a 2.51% total return, exceeding the 2.39% result posted by the Lipper Money Market Funds Average. Its 12-month gain of 5.14% also outpaced the peer group's 4.89% showing. We were able to keep dividends per share stable from prior periods.

Since its inception on November 1, 1998, the Prime Reserve PLUS shares returned 0.35%, slightly behind the 0.37% return of the Lipper peer group. Higher expenses carried by the PLUS shares, reflecting their additional services, help explain this result.

The most important factor contributing to the Prime Reserve Fund's above-average performance was a longer-than-average maturity, which was maintained throughout the year. Over the past six months, the weighted average maturity was 10 to 15 days longer than the average money fund, which helped us lock in higher income when interest rates declined.

Performance Comparison
--------------------------------------------------------------------------------

                                                                Since Inception*
Periods Ended 11/30/98            6 Months         12 Months       (PLUS Shares)
--------------------------------------------------------------------------------

Prime Reserve Fund                  2.51%             5.14%                 --

Prime Reserve PLUS Shares              --                --                0.35%

Lipper Money Market
Funds Average                        2.39              4.89                0.37

*11/1/98

During the period, we adjusted the portfolios' maturity structure. In the past we have used a "barbell" approach, splitting assets between CDs or commercial paper with longer maturities and very short 30-day bills to achieve an average maturity we found desirable. This approach allowed us to take advantage of higher yields on the long bills, while the short bills provided some protection against the possibility of increasing rates. As rates fell and the short-term yield curve flattened, however, we shifted to issues with maturities in a narrower three- to six-month range. This "bullet" structure generally results in a higher return when interest rates are declining, as it did in this case.

We increased our exposure to floating rate instruments from 8% to 17%. The prices of these instruments became more attractive early in the period when investors sold off virtually everything except Treasuries. Increased supply also kept prices down. Priced correctly, floaters can add significant value to a money market portfolio. We also maintained our exposure to asset-backed related securities at over 20%. These instruments offer diversification, high credit quality, and attractive yields when compared with other taxable money market instruments. We doubled our exposure to Eurodollar CDs as increased supply made them more competitively priced. However, our overall exposure to the banking industry stayed the same at 43%.

OUTLOOK

The domestic economy is still exhibiting remarkable strength, as evidenced by a third quarter 1998 GDP increase of 3.9%. Also, despite the newspaper headlines about record layoffs, the U.S. expanded employment by well over two million jobs this year. On the other hand, weakness in other global regions, especially Asia and Latin America, has significantly depressed the outlook for future growth. Declining growth rates may inspire the Fed to lower short-term rates further, although we expect them to wait until they have some confirmation that the economy is slowing down before doing so.

In this environment, we will tend to move the maturity of the fund closer to the average of all money funds. We will continue to increase our investment in asset-backed securities as the supply of this high credit-quality sector expands, and add to our floating rate position as long as these instruments remain competitively priced. As always, preservation of principal and liquidity remain our prime concerns.

Respectfully submitted,

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

December 15, 1998


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                 5/31/98            11/30/98
Prime Reserve Shares
--------------------------------------------------------------------------------

Price Per Sharem                               $    1.00           $    1.00

Dividends Per Share
  For 6 months                                     0.025               0.025
  For 12 months                                    0.050               0.050

Dividend Yield (7-Day Compound) *                   5.16%               4.94%

Weighted Average Maturity (days)                      74                  72

Weighted Average Quality **                   First Tier          First Tier

Prime Reserve PLUS Shares
--------------------------------------------------------------------------------

Price Per Share                                $    --             $    1.00

Dividends Per Share
  For 6 months                                      --                  --
  For 12 months                                     --                  --

Dividend Yield (7-Day Compound) *                   --                  4.12

Weighted Average Maturity (days)                    --                    72

Weighted Average Quality **                         --            First Tier

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                  Percent of    Percent of
                                                  Net Assets    Net Assets
                                                     5/31/98      11/30/98
Prime Reserve Fund
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                 4%           5%

Certificates of Deposit                                   29           31

  Domestic Negotiable CDs                                  3            3

Eurodollar Negotiable CDs                                  6           12

U.S. Dollar Denominated
  Foreign Negotiable CDs                                  20           16

Commercial Paper and
  Medium-Term Notes                                       65           63

  Asset-Backed                                            15           16

  Banking                                                 10            7

  Investment Dealers                                       5            6

  Insurance                                             --              5

  Asset-Backed Structured Notes                            7            5

  All Other                                               28           24

Canadian Government and Municipalities                  --              1

Foreign Government and Municipalities                      2         --

Other Assets Less Liabilities                           --           --
--------------------------------------------------------------------------------
Total                                                    100%         100%

Fixed Rate Obligations                                    92           83

Floating Rate Obligations                                  8           17


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

PRIME RESERVE FUND
--------------------------------------------------------------------------------

As of 11/30/98

                  Prime Reserve             Lipper Money Market
                  Fund                      Funds Average

11/88             10,000                    10,000
11/89             10,891                    10,895
11/90             11,748                    11,750
11/91             12,446                    12,441
11/92             12,877                    12,872
11/93             13,213                    13,211
11/94             13,668                    13,674
11/95             14,404                    14,424
11/96             15,109                    15,138
11/97             15,861                    15,903
11/98             16,676                    16,721


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each share class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 11/30/98          1 Year  5 Years  10 Years  Inception       Date
--------------------------------------------------------------------------------
Prime Reserve Shares             5.14%    4.83%     5.28%        --     1/26/76

Prime Reserve PLUS Shares          --       --        --       0.35%    11/1/98

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
Unaudited

                                  For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                                                                          Prime
                        Prime                                           Reserve
                      Reserve                                              PLUS
                       shares                                            shares
                     6 Months      Year                                 11/1/98
                        Ended     Ended                                 Through
                     11/30/98   5/31/98   5/31/97   5/31/96   5/31/95  11/30/98

NET ASSET VALUE

Beginning of period  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $1.000

Investment activities
  Net investment
  income                0.025     0.050     0.048     0.051     0.047   0.003*

Distributions
  Net investment
  income               (0.025)   (0.050)   (0.048)   (0.051)   (0.047) (0.003)

NET ASSET VALUE
End of period        $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $1.000
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return#            2.51%     5.16%     4.92%     5.25%     4.85%   0.35%*

Ratio of expenses to
average net assets       0.63%!    0.63%     0.64%     0.66%     0.67%   1.00%*!

Ratio of net investment
income to average
net assets               4.96%!    5.06%     4.83%     5.07%     4.76%   4.25%*!

Net assets,
end of period
(in millions
except Prime
Reserve PLUS)        $  5,050  $  4,889  $  4,561  $  4,011  $  3,841  $43,775

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 4/30/99.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 1998

Statement of Net Assets
                                                            Par        Value
--------------------------------------------------------------------------------
                                                            In thousands

BANK NOTES  6.7%

Bank of America National
  Trust & Savings, 5.65%, 1/7/99                     $   15,000   $   14,999

Bankboston N.A.
  5.335%, 2/17/99                                        30,000       30,000
  5.61%, 2/10/99                                         25,000       25,000

Depfa Bank, VR, 5.273%, 1/7/99                           24,800       24,798

FCC National Bank, 5.13%, 3/12/99                        20,000       20,000

First Bank N.A., 5.297%, 12/16/98                         5,000        4,999

First National Bank of Chicago,
  5.09%, 3/31/99                                          9,000        9,000

First Union National,
  5.28%, 2/17/99                                         48,000       47,991

Key Bank, 4.998%, 12/29/98                               35,600       35,585

Nationsbank, VR, 5.273%, 7/1/99                          20,000       19,995

PNC Bank, VR, 5.296%, 12/14/98                           35,900       35,900

Wachovia Bank
  5.25%, 12/7/98                                         30,000       29,986
  7.00%, 5/12/99                                          7,000        7,045

Westpac Banking, 5.67%, 1/7/99                           35,000       34,998

Total Bank Notes (Cost $340,296)                                     340,296


CERTIFICATES OF DEPOSIT  28.6%

Abbey National, (London),
  5.51%, 12/4/98                                         99,000       99,000

ABN AMRO
  5.63%, 3/12/99                                         10,000       10,000
 (London)
  5.58%, 2/26/99                                         25,000       25,004
  5.59%, 2/24/99                                         10,000       10,002

Australia & New Zealand Banking,
  5.53%, 2/1/99                                          25,000       25,001

Bank Austria
  5.70%, 3/30/99                                          3,000        3,002
  5.72%, 4/19/99                                          3,000        3,004
  5.74%, 4/26/99                                          1,000        1,000

Bank of Nova Scotia
  5.52%, 12/8/98                                         22,500       22,500
  5.75%, 4/27/99                                         16,500       16,518

Banque Nationale de Paris, (London),
  5.60%, 1/28/99                                         25,000       24,997

Barclays Bank PLC, (London)
  5.70%, 2/1 - 8/5/99                                    41,000       41,015

Bayerische Landesbank,
  5.033%, 1/22/99                                    $   25,000   $   24,977

Bayerische Vereinsbank
  5.60%, 2/2/99                                           2,500        2,500
  5.70%, 1/7/99                                          50,000       50,008
  5.75%, 5/7/99                                           5,000        5,006
 (London)
  5.58%, 12/29/98                                        15,000       15,001
  5.60%, 2/25/99                                         40,000       40,009

Canadian Imperial Bank of Commerce
  5.705%, 3/30/99                                         2,000        2,003
  5.74%, 4/1/99                                           2,000        2,001

Chase Manhattan Bank,
  5.03%, 4/6/99                                          19,500       19,500

Commerzbank,
  5.41%, 3/11/99                                         50,000       50,004

Credit Agricole Indosuez
  5.78%, 5/14/99                                         22,000       22,032
  (London), 5.72%, 4/6/99                                 3,000        3,003

Credit Commercial de France,
  5.53%, 12/3/98                                         45,000       45,000

Credit Suisse,
  5.87%, 5/4/99                                           1,000        1,003

Creditanstalt Bankverien, (London),
  5.60%, 12/14/98                                        15,000       15,000

Den Danske,
  5.75%, 4/26/99                                          2,000        2,002

Deutsche Bank AG
  5.60%, 8/23/99                                          2,000        2,006
  5.70%, 3/5/99                                          19,600       19,597
  5.82%, 5/4/99                                           3,000        3,004

Fleet National Bank,
  5.335%, 12/6/99                                        22,000       21,989

Ing Bank
 (London)
  5.59%, 2/26/99                                         10,000       10,002
  5.61%, 2/18/99                                         25,000       25,000
  6.00%, 12/11/98                                        15,000       15,002

Kredietbank N.V.
  5.69%, 3/29/99                                         21,000       20,997
  5.75%, 4/28/99                                         24,700       24,728

Mellon Bank N.A.,
  5.27%, 1/12/99                                         18,000       18,002

Merita, (London),
  5.14%, 1/22/99                                         40,000       40,001

Natexis Banque
  5.15%, 1/21/99                                         20,000       20,000
  5.52%, 3/9/99                                          30,000       30,001

National Bank of Canada
  5.065%, 11/18/99                                   $   32,000   $   31,989
  5.76%, 6/10/99                                          2,000        2,002
  5.80%, 5/12/99                                          5,000        4,999

Norddeutsche Landesbank Girozentrale,
  5.57%, 1/29/99                                         30,000       29,998

Rabobank Nederland
  5.40%, 2/16/99                                         50,000       50,001
  5.70%, 4/20/99                                         69,000       69,059

Regions Bank,
  5.30%, 9/10/99                                         49,750       49,749

Royal Bank of Canada,
  5.56%, 2/26/99                                          5,000        4,999

Societe Generale
  5.56%, 2/23/99                                         10,000        9,999
  5.565%, 2/23/99                                        10,000        9,999
  5.73%, 1/7/99                                           5,000        5,000
  5.75%, 4/6/99                                          37,000       37,027

Sudwestdeutsche Landesbank, (London),
  5.61%, 2/18/99                                         75,000       75,002

Svenska Handelsbank
  5.58%, 12/22/98                                        15,000       15,000
  (London), 5.50%, 3/9/99                                50,000       50,000

Swiss Bank,
  5.75%, 5/7/99                                           5,000        5,006

Union Bank,
  5.27%, 3/12/99                                         40,000       40,000

Westdeutsche Landesbank
  5.16%, 9/17/99                                          1,000        1,000
  5.31%, 2/5/99                                          50,000       50,000
  (London), 5.51%, 1/11/99                               50,000       50,001

Westpac, (London),
  5.82%, 1/6/99                                          24,000       24,002

Total Certificates of Deposit (Cost $1,445,253)                    1,445,253


COMMERCIAL PAPER  44.4%

AC Acquisition Holding, 4(2),
  5.03%, 1/28/99                                          2,139        2,122

Alliance & Leicester
  5.00%, 4/6/99                                          25,000       24,563
  5.02%, 3/23/99                                         28,550       28,104
  5.28%, 3/8/99                                          19,260       18,986

AON, 5.30%, 2/18/99                                       5,000        4,942

Archer Daniels Midland,
  5.17%, 2/8/99                                           2,500        2,475

Asset Securitization Cooperative
 4(2)
  5.10%, 3/11/99                                     $   26,400   $   26,026
  5.12%, 1/27/99                                         26,200       25,988
  5.18%, 3/12/99                                         50,000       49,273
  5.20%, 3/12/99                                         13,500       13,303

Avco Financial,
  5.13%, 12/21/98                                        11,250       11,218

B.B.V. Finance (Delaware),
  5.05%, 2/12/99                                          5,000        4,949

Bank of Montreal,
  5.10%, 12/2/98                                         30,000       29,996

Banque Nationale de Paris,
  5.25%, 3/22/99                                          5,000        4,919

BBL North America,
  5.30%, 2/17/99                                          3,000        2,966

Beta Finance
 4(2)
  5.01%, 5/17/99                                         20,000       19,535
  5.14%, 1/21/99                                         16,400       16,281
  5.20%, 1/15/99                                          2,250        2,235
  5.25%, 1/29/99                                          4,000        3,966
  5.27%, 3/9/99                                          36,700       36,173

Bex America Finance,
  5.23%, 1/12/99                                         20,000       19,878

BP America,
  5.40%, 12/1/98                                         10,000       10,000

BT Alex Brown,
  5.50%, 1/14/99                                         16,900       16,786

California Pollution Control
  5.19%, 2/11/99                                         35,750       35,750
  5.62%, 12/10/98                                        49,500       49,500

Caterpillar Financial Services N.V.
  5.00%, 3/22 - 3/23/99                                  34,651       34,116

Chevron,
  5.02%, 2/11/99                                         15,000       14,849

Corporate Asset Funding
 4(2)
  5.05%, 2/8/99                                          25,000       24,758
  5.10%, 1/28/99                                         30,000       29,754
  5.125%, 2/10/99                                        45,700       45,238
  5.20%, 2/23/99                                         11,750       11,607
  5.25%, 2/22/99                                         11,000       10,867
  5.35%, 2/18/99                                          8,250        8,153

Countrywide Funding
  5.22%, 1/29/99                                         18,250       18,094
  5.45%, 1/21/99                                          2,000        1,984

Cregem North America,
  5.50%, 1/8/99                                      $   19,500   $   19,387

CS First Boston Group
  5.08%, 5/11/99                                         20,000       19,546
  5.12%, 1/27/99                                          9,000        8,927
  5.18%, 1/28/99                                         11,250       11,156

Daimler-Benz North America,
  5.25%, 2/23/99                                         49,000       48,400

Delaware Funding
 4(2)
  5.13%, 1/20/99                                         23,500       23,333
  5.15%, 1/25/99                                          6,500        6,449
  5.22%, 2/24/99                                          4,400        4,346
  5.25%, 1/13/99                                         50,000       49,686
  5.33%, 2/10/99                                         10,470       10,360

Diageo Capital PLC,
  5.29%, 1/25/99                                         50,000       49,596

Dover, 4(2),
  5.40%, 12/1/98                                          6,143        6,143

Dresdner U.S. Finance,
  5.10%, 12/1/98                                         20,000       20,000

EW Scripps
  5.00%, 2/12/99                                         35,000       34,645
  5.05%, 2/25/99                                         15,000       14,819

Falcon Asset Securitization
 4(2)
  5.17%, 1/5/99                                          24,940       24,815
  5.21%, 1/20/99                                         10,000        9,927
  5.23%, 1/25/99                                          9,500        9,424
  5.29%, 12/4/98                                          7,000        6,997
  5.50%, 1/19/99                                          2,000        1,985

FCAR Owner Trust,
  5.09%, 1/29/99                                         15,000       14,875

Finova Capital
  5.25%, 1/14/99                                          6,000        5,961
  5.40%, 1/14/99                                          6,800        6,755
  5.41%, 1/25/99                                          3,200        3,174

Gap, 5.10%, 12/11/98                                     12,495       12,477

General Electric Capital
  5.02%, 2/23/99                                         35,000       34,590
  5.29%, 1/26/99                                        100,000       99,177

General Motors Acceptance Corporation,
  5.10%, 1/14/99                                         12,750       12,671

Generale Bank,
  5.13%, 12/29/98                                        22,000       21,912

Golden Funding
  5.20%, 12/17/98 - 1/14/99                          $   11,551   $   11,490
  5.30%, 1/7/99                                           1,600        1,591
  5.35%, 2/23/99                                         31,500       31,107

Island Finance of Puerto Rico,
  5.10%, 12/14/98                                        10,300       10,281

Jefferson Pilot,
  5.43%, 12/7/98                                         22,200       22,180

Koch Industries,
  5.38%, 12/1/98                                         25,000       25,000

Market Street Funding
  5.28%, 12/18/98                                        15,975       15,935
  5.37%, 1/15/99                                         17,862       17,742

Morgan Stanley Dean Witter
  5.00%, 2/25/99                                         24,000       23,713
  5.15%, 1/27/99                                         21,000       20,829
  5.25%, 2/12/99                                         27,500       27,207

National Rural Utilities
Cooperative Finance,
  5.00%, 2/8/99                                          23,000       22,780

New Center Asset Trust,
  5.40%, 12/17/98                                         1,100        1,097

Panasonic Finance
 4(2)
  5.05%, 2/17/99                                         50,000       49,453
  5.17%, 1/26/99                                         25,000       24,799

Park Avenue Recreation
  5.30%, 2/10/99                                          2,100        2,078
  5.32%, 1/25/99                                         20,000       19,838
  5.33%, 1/19/99                                         23,000       22,833
  5.45%, 2/10/99                                         25,000       24,731
  5.48%, 2/12/99                                         10,000        9,889

Power Authority of New York,
  5.10%, 2/22/99                                         17,000       16,800

Preferred Receivables Funding
  5.03%, 6/25/99                                          6,000        5,827
  5.10%, 5/25/99                                          5,345        5,213
  5.16%, 1/20/99                                         20,000       19,857
  5.20%, 1/11/99                                         24,455       24,310
  5.50%, 1/19/99                                         10,000        9,925
  4(2), 5.05%, 2/25/99                                    3,000        2,964

Reed Elsevier,
  5.20%, 1/11/99                                          4,621        4,594

Repeat Offering Security
  5.21%, 1/19/99                                         21,524       21,371
  5.24%, 1/11/99                                          9,004        8,950
  5.29%, 1/7/99                                           4,500        4,476

Repeat Offering Security
 4(2)
  5.26%, 1/28/99                                     $    4,000   $    3,966
  5.33%, 1/28/99                                         27,000       26,768
  5.37%, 1/19/99                                         12,400       12,310

Repsol International,
  5.00%, 3/30/99                                         22,400       22,030

Rio Tinto Finance
  5.01%, 2/24/99                                         19,000       18,775
  5.10%, 2/25/99                                         15,000       14,817

Safeco Credit
  5.25%, 2/23/99                                         16,800       16,594
  5.27%, 12/4/98                                          7,000        6,997
  5.35%, 12/9/98                                         25,000       24,970

Salomon Smith Barney Holdings,
  5.28%, 1/22/99                                         40,000       39,695

Shell Finance
  5.00%, 3/29/99                                          4,000        3,935
  5.12%, 1/28/99                                         43,600       43,240

St. Paul Companies, 4(2), 5.25%,
  1/28 - 1/29/99                                         39,000       38,667

Telstra
  5.12%, 2/19/99                                         30,000       29,659
  5.13%, 1/8/99                                          30,000       29,837
  5.26%, 2/8/99                                          10,000        9,899

Unifunding,
  5.45%, 1/5/99                                           1,460        1,452

United States Borax,
  5.25%, 2/19/99                                         29,000       28,662

Wells Fargo,
  5.26%, 1/29/99                                         48,000       47,586

Yale University
  5.17%, 3/11/99                                          5,500        5,421
  5.50%, 12/9/98                                         27,750       27,716
  5.52%, 12/16/98                                         2,412        2,407

Yorkshire Building Society,
  5.00%, 3/2/99                                          25,000       24,684

Total Commercial Paper (Cost $2,239,834)                           2,239,834


MEDIUM-TERM NOTES  17.1%

Abbey National Treasury,
  5.64%, 7/15/99                                          6,500        6,504

American Express,
  7.375%, 2/1/99                                          5,700        5,716

American General Finance
  7.10%, 12/23/99                                         4,250        4,334
  7.125%, 12/1/99                                         1,500        1,530
  7.70%, 10/15/99                                         1,250        1,277

Associates Corporation of North America
  7.25%, 9/1/99                                      $    5,100   $    5,168
  8.25%, 12/1/99                                          1,000        1,029
  Sr. Notes, 6.68%, 9/17/99                               5,000        5,049

Barclays Bank PLC, VR,
  5.11%, 12/4/98                                         25,000       24,982

Bear Stearns,
  5.80%, 4/27/99                                         14,800       14,800

British Telecom,
  9.375%, 2/15/99                                        23,810       23,988

Campbell Soup,
  5.50%, 1/8/99                                           2,217        2,216

Caterpillar Financial Services
  6.10%, 7/15/99                                          1,045        1,049
  6.71%, 4/19/99                                          4,000        4,020
  6.80%, 7/1/99                                           3,200        3,230

Chrysler Financial
  6.35%, 6/22/99                                          9,800        9,864
  9.50%, 12/15/99                                        12,000       12,528
  13.25%, 10/15/99                                        1,700        1,814
 Sr. Notes
  6.32%, 7/14/99                                          3,500        3,517
  6.37%, 6/21/99                                          1,000        1,005
  VR, 5.257%, 12/16/98                                    5,000        5,000

Cit Group,
  6.625%, 9/13/99                                         3,900        3,947

Citicorp, Sr. Notes, VR,
  5.48%, 12/17/98                                        42,550       42,543

Corestates Capital, VR,
  5.327%, 12/16/98                                        5,000        5,000

Credit Suisse,
  5.217%, 12/18/98                                       30,000       29,992

FCE Bank,
  5.428%, 11/19/99                                       15,500       15,490

First Fidelity Bancorp.,
  9.625%, 8/15/99                                        17,542       18,046

First Security Auto Owner Trust,
  5.248%, 11/16/98                                        9,767        9,766

Ford Motor Credit
  6.375%, 9/15/99                                         2,750        2,778
  7.15%, 8/9/99                                          15,450       15,630
  7.40%, 7/7/99                                           4,350        4,401

General Motors Acceptance Corporation
  5.70%, 2/9/99                                          11,000       11,000
  6.45%, 4/15/99                                          1,000        1,005
  7.375%, 4/15 - 5/26/99                                  5,000        5,036
  8.00%, 10/1/99                                          6,000        6,125
  8.40%, 10/15/99                                         1,100        1,130
  8.625%, 6/15/99                                         3,745        3,813

General Motors Acceptance Corporation
  VR, 5.00%, 12/4/98                                 $   25,000   $   25,005

Goldman Sachs Group L.P.
  5.060%, 12/23/98                                       19,900       19,900
 VR
  5.274%, 12/17/98                                       29,800       29,800
  5.278%, 12/11/98                                       15,000       15,000

Hydro Quebec,
  8.01%, 4/30/99                                         11,000       11,109

IBM Credit
  5.219%, 2/2/99                                         36,000       36,000
  6.60%, 5/10/99                                          1,000        1,003

International Lease Finance
  5.825%, 12/2/98                                         8,500        8,507
  6.625%, 4/1/99                                          4,250        4,266

LINCS, VR,
  5.277%, 12/18/98                                       72,700       72,692

Mellon Financial,
  7.625%, 11/15/99                                       11,000       11,255

Merrill Lynch,
  5.048%, 12/28/98                                       48,000       48,000

Newcourt Equipment Trust,
  5.007%, 11/20/99                                       24,000       24,000

Nordstrom Credit,
  6.875%, 9/15/99                                         1,750        1,773

Province of Quebec
  7.98%, 4/1/99                                           6,785        6,837
  9.375%, 4/1/99                                         37,720       38,174

Rabobank, VR,
  5.274%, 12/17/98                                       48,479       48,479

Sears Roebuck Acceptance,
  6.54%, 5/6/99                                           3,250        3,268

Shell Oil,
  6.95%, 12/15/98                                         3,145        3,146

SMM Trust, VR,
  5.280%, 12/7/98                                        59,000       59,000

STINT Trust, VR,
  5.313%, 12/30/98                                       25,000       25,000

Tiers Trust, VR, (144a),
  5.278%, 12/15/98                                       49,700       49,700

Transamerica Finance,
  6.80%, 3/15/99                                          5,485        5,503

Total Medium-Term Notes (Cost $861,739)                              861,739


FUNDING AGREEMENTS  2.8%

General American Life Insurance,
  5.42%, 12/1/98 !                                       39,850       39,850

Peoples Benefit Life Insurance
  5.38%, 7/15 - 10/14/99 !                               40,000       40,000

Security Life of Denver,
  5.37%, 12/4/98 !                                       25,000       25,000

Transamerica Life Insurance, VR,
  5.444%, 1/4/99 !                                       37,000       37,000

Total Funding Agreements (Cost $141,850)                             141,850

Total Investments in Securities
99.6% of Net Assets (Cost $5,028,972)                             $5,028,972

Other Assets Less Liabilities                                         20,869

NET ASSETS                                                        $5,049,841
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $      814

Accumulated net realized gain/loss -
net of distributions                                                     770

Paid-in-capital applicable to $0.01
par value capital stock
outstanding; 15,000,000,000
shares authorized                                                  5,048,257

NET ASSETS                                                        $5,049,841
                                                                  ----------

NET ASSET VALUE PER SHARE

Prime Reserve Shares
($5,049,797,261/5,049,710,058 shares outstanding)                 $     1.00
                                                                  ----------

Prime Reserve PLUS Shares
($43,775/43,775 shares outstanding)                               $     1.00
                                                                  ----------

!    Private Placement
VR   Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.0% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                    11/30/98

Investment Income

Interest

Interest income                                                    $ 138,734

Expenses
  Investment management                                                9,244
  Shareholder servicing
    Prime Reserve shares                                               5,781
    Prime Reserve PLUS shares                                           --
  Prospectus and shareholder reports                                     247
  Custody and accounting                                                 136
  Proxy and annual meeting                                                98
  Registration                                                            58
  Legal and audit                                                         24
  Directors                                                               10
  Miscellaneous                                                           46

  Total expenses                                                      15,644

Net investment income                                                123,090

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                   685

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 123,775
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                       11/30/98      5/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $  123,090   $  234,175
  Net realized gain (loss)                                  685        1,358

  Increase (decrease) in net
  assets from operations                                123,775      235,533

Distributions to shareholders
  Net investment income
  Prime Reserve                                        (123,090)    (234,175)
  Prime Reserve PLUS                                       --           --

  Increase (decrease) in net
  assets from distributions                            (123,090)    (234,175)

Capital share transactions*
 Shares sold
  Prime Reserve                                       5,039,766    9,753,613
  Prime Reserve PLUS                                         64         --

  Increase (decrease) in net
  assets from shares sold                             5,039,830    9,753,613

Distributions reinvested
  Prime Reserve                                         118,866      225,560
  Prime Reserve PLUS                                       --           --

 Increase (decrease) in
  net assets from
  distributions reinvested                              118,866      225,560

 Shares redeemed
  Prime Reserve                                      (4,998,789)  (9,652,574)
  Prime Reserve PLUS                                        (20)        --

 Increase (decrease)
  in net assets from
  shares redeemed                                    (4,998,809)  (9,652,574

Increase (decrease)
 in net assets from
  capital share transactions                            159,887      326,599

Net Assets

Increase (decrease)
  during period                                         160,572      327,957
  Beginning of period                                 4,889,269    4,561,312

End of period                                        $5,049,841   $4,889,269
                                                     -----------------------

*    Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund offers two classes of shares, Prime Reserve and Prime Reserve PLUS. Prime Reserve PLUS commenced operations on November 1, 1998, and offers expanded shareholder services, the cost of which is borne by its shareholders. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters which relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Class Accounting Shareholder servicing expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis, and paid monthly. Capital gain distributions, if any, are declared by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,028,972,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,542,000 was payable at November 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through April 30, 1999, which would cause Prime Reserve PLUS' ratio of expenses to average net assets to exceed 1.00%. Thereafter, through April 30, 2000, Prime Reserve PLUS is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of expenses to average net assets to exceed 1.00%.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,702,000 for the six months ended November 30, 1998, of which $879,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking  Available on most fixed income funds ($500 minimum).

     Automatic Investing  From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options  Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
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* A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The Prime Reserve Fund held an annual meeting on October 15, 1998, to elect directors of the fund and to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For nominees to the Board of
Directors of the Prime Reserve
Fund:

Calvin W. Burnett
 In favor:         2,558,923,519.708
 Withheld:            56,648,651.453

Anthony W. Deering
 In favor:         2,566,959,578.964
 Withheld:            48,612,592.197

F. Pierce Linaweaver
 In favor:         2,562,033,553.354
 Withheld:            53,538,617.807

William T. Reynolds
 In favor:         2,572,243,868.599
 Withheld:            43,328,302.562

James S. Riepe
 In favor:         2,571,351,413.229
 Withheld:            44,220,757.932

John G. Schreiber
 In favor:         2,571,252,719.394
 Withheld:            44,319,451.767

M. David Testa
 In favor:         2,572,310,043.919
 Withheld:            43,262,127.242

For PricewaterhouseCoopers L.L.P.
as independent accountants:

 In favor:         2,550,037,363.711
 Withheld:            24,108,149.303
 Abstained:           41,426,658.147


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Prime Reserve Fund(registered trademark).

Investor Centers:

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Baltimore, MD 21202

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Owings Mills, MD 21117

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Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F44-051  11/30/98